                                                                 EXHIBIT 10.10

                               emachines, Inc.

                       TRADEMARK ASSIGNMENT AGREEMENT

     This TRADEMARK ASSIGNMENT AGREEMENT (the "Agreement"), dated as of June 10, 1999, by and between Korea Data Systems America, Inc., a California corporation having its principal offices at 12300 Edison Way, Garden Grove, California 92841, U.S.A. (hereinafter referred to as "Assignor"), and emachines, Inc., a Delaware corporation having its principal offices at 14350 Myford Road, Suite 100, Irvine, CA 92606, U.S.A. (hereinafter referred to as "Assignee").

     A. Assignor owns the trademark "E-MACHINES" with respect to fully and partially completed or assembled computer equipment (including CPUs and monitors) and computer related products and parts (including spare parts) of any thereof, the marketing, advertising, selling, distribution, maintenance and servicing thereof, and all business and activities incidental thereto, together with United States Trademark Registration No. 1,758,158 (collectively, the "Trademark") and has the right to assign all right, title and interest in and to the Trademark;

     B. Assignee desires to obtain all of Assignor's right, title and interest in and to the Trademark; and

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, it is understood and agreed between the parties herein as follows:

1.  Promise to Assign.  Assignor hereby agrees to assign to Assignee all right,
    -----------------
title and interest worldwide in the Trademark by executing the form of assignment attached to this Agreement as Exhibit A (the "Assignment").
                                         ---------

2.  License Back for Korea.  In partial consideration of the assignment of the
    ----------------------
Trademark, Assignee and Assignor agree to grant, after the Assignment, a perpetual exclusive royalty-free license in favor of Assignor, without warranties, to use the mark in the Republic of Korea, subject to advice of Korean counsel with respect to the timing and the form of a license, taking into account availability of the Trademark in the Republic of Korea and the need for a trademark application to be perfected for the license to be effective.

3.  Payment.  As consideration for the Assignment, Assignee shall pay to
    -------
Assignor eight million dollars (U.S.) (U.S.$8,000,000) upon the earlier of either: (i) within thirty (30) days of the successful closing of an initial public offering of the common stock of Assignor; or (ii) within a two year period commencing upon the execution of this Agreement.

4.  Reconveyance.  If Assignee fails to make payment when due, and fails to cure
    ------------
its payment breach within thirty (30) days after notice to Assignee by Assignor, then Assignee shall immediately reconvey to Assignor all its right, title and interest worldwide in the Trademark and registrations and applications for registration anywhere in the world. Upon a reconveyance from Assignee to Assignor pursuant to this section, Assignor and Assignee shall enter into a license agreement by executing the form of agreement attached to this Agreement as Exhibit B, updated as necessary to
                                        ---------
reflect current party details and trademark registration information as of the time of the license.

     A reconveyance from Assignee to Assignor pursuant to this section shall constitute the sole remedy available to Assignor under this Agreement for failure of Assignee to make the payment provided for in this Agreement.

5.  Representations and Warranties of Assignor.
    ------------------------------------------

    (a) Assignor represents and warrants that it owns valid and subsisting rights in the Trademark and its U.S. registration that are capable of being assigned to Assignee.

    (b) Assignor knows of no adverse claims of ownership to the Trademark or of any existing state of facts that would support a claim that use by Assignee of the Trademark anywhere in the world infringes or otherwise violates any trademark right of any other person.

     (c) Assignor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (d) The execution and delivery by Assignor of this Agreement, the performance and observance by Assignor of its obligations hereunder and the consummation by Assignor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by a duly authorized officer of Assignor and constitutes the valid and legally binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

     (e) To Assignor's knowledge, no consents or agreements of any third party or governmental body are necessary for the execution, delivery, performance or observance by Assignor of its obligations under this Agreement.

6.  Assignment.  Assignee agrees not to assign, or otherwise encumber its rights
    ----------
to, the Trademark and any associated trademark registrations, before it has rendered to Assignor the full payment provided for in this Agreement. Any assignment or other encumbrance contrary to this provision shall be void.

7.  Entire Agreement.  This Agreement contains the entire agreement between the
    ----------------
parties concerning the subject matter herein.

8.  Waivers and Amendments.  This Agreement shall not be modified except upon
    ----------------------
written agreement of the parties hereto. All amendments and other modifications hereof shall be in writing and signed by each of the parties hereto. The delay or failure by any party to insist, in any one instance or more, upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect. All rights and remedies are cumulative.

9.  Notices.  All notices, requests, demands and other communications hereunder
    -------
shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by a major private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

     If to Assignor:    12300 Edison Way
                        Garden Grove
                        California 92841
                        U.S.A.

                        Attention:   John Hui
                        Telephone:   714-379-5599
                        Facsimile:   714-379-5595

     with copies to:    White & Case,
                        9th Floor
                        Gloucester Tower
                        The Landmark
                        11 Pedder Street
                        Hong Kong

                        Attention:   Eric S. Yoon
                        Telephone:   852-2822-8700
                        Facsimile:   852-2845-9070

     If to Licensee:    emachines, Inc.
                        14350 Myford Road, Suite 100
                        Irvine, CA  92606
                        U.S.A.

                        Attention:   Stephen A. Dukker
                        Telephone:   714-481-2828
                        Facsimile:   714-505-5048

     If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered on the day transmitted unless it is received after 5:00 p.m., California time, or on a day which is not a business day, in which case it shall be deemed delivered on the next business day after transmission (and sender shall bear the burden of proof of deliver); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any party may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

10.  Governing Law.  This Agreement shall be governed, construed and interpreted
     -------------
according to the internal laws of the State of California, excluding any choice of law rules. Each of Assignor and Assignee hereby expressly and irrevocably agrees and consents that any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby that cannot be settled amicably through good faith discussions between Assignor and Assignee may be instituted and maintained in any state or federal court sitting in the Counties of Orange, Los Angeles, Santa Clara, or San Francisco of the State of California and, by execution of this Agreement, each of Assignor and Assignee expressly waives any objection that it may have now or hereafter to the venue or jurisdiction of any such action, suit or proceeding and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding and further waives a right to a jury trial of any claim or cause of action based upon or arising out of this Agreement.

11.  Severability.  The unenforceability or invalidity of any article, section,
     ------------
subsection or provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

12.  Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
none of which need contain the signature of more than one party hereto and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by an authorized representative as of the day and year first written above.

KOREA DATA SYSTEMS AMERICA, INC.

By:  /s/ Kwang Rae Park
     ------------------
Name:  Kwang Rae Park
     ------------------
Title:  President
      -----------------


EMACHINES, INC.

By:  /s/ Steven H. Miller
     --------------------
Name:  Steven H. Miller
     --------------------
Title:  CFO
      -------------------





     [Trademark Assignment]

                                  EXHIBIT A

              FORM OF ASSIGNMENT OF TRADEMARK AND REGISTRATION

     WHEREAS Korea Data Systems America, Inc., a California corporation with its principal offices at 12300 Edison Way, Garden Grove, California 92841, owns the trademark E-MACHINES and the corresponding U.S. registration no. 1,758,158; and

     WHEREAS, emachines, Inc., a Delaware corporation having its principal offices at 14350 Myford Road, Suite 100, Irvine California 92606, wishes to acquire the trademark and its registration;

     THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Korea Data Systems America, Inc. hereby assigns to emachines, Inc. all right, title, and interest worldwide in the trademark, and in its U.S. registration, together with the goodwill of the business symbolized by the mark and together with the right to sue for past, present, and future infringements or other violations of the mark.

Executed this ___ day of ________________, 1999.

KOREA DATA SYSTEMS AMERICA, INC.

By:
   --------------------------
Print Name:
           ------------------
Title:
      -----------------------


     State of California

     County of
              ----------------

     On ________, before me, ____________, Notary Public, personally appeared ________________, [_] personally known to me - OR - [_] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


     Signature:                                                         Seal
               ------------------------
                    Notary Public

                                  EXHIBIT B

                          FORM OF LICENSE AGREEMENT

     This LICENSE AGREEMENT (the "Agreement") is entered into as of _______________, by and between Korea Data Systems America, Inc., a California corporation having its principal offices at 12300 Edison Way, Garden Grove, California 92841, U.S.A. (hereinafter referred to as "Licensor" or "KDS"), and emachines, Inc., a Delaware corporation having its principal offices at emachines, Inc., 14350 Myford Road, Suite 100, Irvine, CA 92606, U.S.A. (hereinafter referred to as "Licensee").

     WHEREAS, Licensor has the right to grant licenses in and to the trademark "E-MACHINES", together with United States Trademark Registration No. 1,758,158;

     WHEREAS, Licensee desires to obtain a license to use the trademark in accordance with the terms and conditions of the License set forth in this Agreement; and

     WHEREAS, Licensor is willing to license to Licensee the trademark subject to the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, it is understood and agreed between the parties herein as follows:

1.  Definitions.  For purposes of this Agreement, the following definitions
    -----------
shall be operative:

    (a) "Licensed Products and Services" are fully and partially completed or assembled computer equipment (including CPUs and monitors) and computer related products and parts (including spare parts) of any thereof, the marketing, advertising, selling, distribution, maintenance and servicing thereof, and all business and activities incidental thereto.

     (b) "Licensed Trademark" is the trademark "E-MACHINES" and all trade or service mark registrations (and applications therefor) of the mark.

     (c) "Term" shall mean the period commencing on the date hereof and terminating on the date on which this Agreement is terminated in accordance with the provisions of Section 10 hereof.

     (d) "Territory" shall mean all countries and territories in the world, except Republic of Korea.

2.  Grant of License.  Licensor hereby grants to Licensee, during the Term and
    ----------------
in accordance with the provisions of this Agreement, a royalty-free exclusive (even as to Licensor) license to use the Licensed Trademark on and in connection with the Licensed Products and Services within the Territory. Licensee covenants and agrees to use the Licensed Trademark strictly in accordance with the terms of this Agreement and shall not engage in any activities in circumvention of this Agreement. Licensor retains all rights with respect to the Licensed Trademark not expressly granted to Licensee by this Agreement.

3.  Quality.  Licensor shall have the right, at reasonable times and on
    -------
reasonable notice, to monitor the quality of the products bearing, and the services marketed under, the Licensed Trademark, including inspection of the premises at which said products are manufactured, completed or assembled and such services performed.

4.  Packaging and Promotional Materials.  All products bearing the Licensed
    -----------------------------------
Trademark which have not been manufactured, completed or assembled by Licensor shall be individually labeled by Licensee with a lot code identifying the date of manufacture, completion or assembly, as the case may be. All packaging, displays and advertisements bearing the Licensed Trademark shall at all times be in compliance with applicable federal and state laws, shall be of good quality and workmanship, and shall meet high standards of propriety and good taste so as not to be of a character which could bring discredit upon Licensor or upon the Licensed Trademark. Licensor shall have the right to receive from Licensee, from time to time and with reasonable notice, without charge, samples of packaging, displays or advertisements using the Licensed Trademark.

5.  Trademark Notice.  Licensee shall display on each item incorporating the
    ----------------
Licensed Trademark an appropriate notice that the mark is registered in one or more jurisdictions. Licensee shall not represent that the Licensed Trademark is owned by Licensee, except that Licensee may exhaust inventories of products that bear representations that Licensee owns the mark after Licensee ceases to own the mark.

6.  Ownership of Licensed Trademark.  Licensee recognizes Licensor's rights in
    -------------------------------
the Licensed Trademark and shall not at any time do or suffer to be done any act or thing which may in any way impair the rights of Licensor in and to the Licensed Trademark. It is understood that Licensee shall not acquire and shall not claim any title to the Licensed Trademark adverse to Licensor by virtue of the license granted hereby or through use of the Licensed Trademark by Licensee, it being the intention of the parties that the use of the Licensed Trademark shall at all times inure to the benefit of the owner of the Licensed Trademark. Licensor shall not at any time do or suffer to be done any act or thing that causes the Licensed Trademark to be abandoned, or to be associated with inferior or substandard products, or otherwise to be brought into disrepute.

7.  Trademark Registration Maintenance.  Licensor, at no expense to Licensee,
    ----------------------------------
shall cause all existing and subsequently issued registrations of the Licensed Trademark to be diligently and timely maintained to the extent permitted by law. Licensor shall not permit any registrations of the Licensed Trademark to expire or become canceled, or the Licensed Trademark to be abandoned, unless it first gives Licensee sixty (60) days written notice thereof and the right to continue such registration of the Licensed Trademark in Licensee's name and for its sole benefit. Licensee and Licensor shall cooperate with each other in this undertaking by supplying such evidence and documentation which may be required to cause the maintenance, prosecution, renewal, registration and assignment of the Licensed Trademark and any associated registrations.

8.  Third-Party Misconduct.  In the event that any use by any unauthorized party
    ----------------------
of any mark or trade name identical or similar to the Licensed Trademark for identical or similar products or services comes to Licensee's attention, Licensee shall forthwith report such fact to Licensor. In the event the Licensed Trademark is infringed or diluted by any third party, or used in connection with a product or service similar to any of the Licensed Products and Services, Licensee will cooperate with Licensor in determining the validity of an infringement or dilution claim. Licensor, at no expense to Licensee, shall, in the first instance, have the sole right to decide whether to prosecute a cause of action. Any monetary recovery obtained as a result of a claim based on the Licensed Trademark shall first be used to pay the costs of any proceeding, including attorney's fees, and any remainder shall be paid to Licensor.

9.  Prosecution and Defense of Trademark Litigation.  Licensee shall promptly
    -----------------------------------------------
notify Licensor of any claim, demand or litigation known to it, and instituted by any third party involving the Licensed Trademark, as used in connection with one or more of the Licensed Products and Services. Licensee shall cooperate with Licensor in determining the validity of such claim, demand or litigation. Licensor shall have the right to control the conduct of such defense with counsel of its choice, provided that Licensee shall have the right to participate in such defense with counsel of its choice, at its sole cost and expense.

10.  Termination.  This Agreement is terminable only as follows:
     -----------

     (a) by Licensee, for any or no reason, upon 30 days' prior notice to Licensor;

     (b) by Licensor immediately upon Licensee's failure to cure any material breach of this Agreement within sixty (60) days after notice of breach is received by Licensee;

     (c) automatically upon sale or other transfer of the Licensed Trademark from Licensor to Licensee. Upon termination of this License Agreement (except pursuant to subparagraph (c) of this paragraph) Licensee shall exhaust inventories and to discontinue all use of the Licensed Trademark within a reasonable time, and Licensee shall not, directly or indirectly, register, attempt to register, or use any trademark or trade name confusingly similar to the Licensed Trademark.

11.  Sublicense.  Licensee may not sublicense the rights herein granted to any
     ----------
party other than a majority owned or wholly owned subsidiary without the prior written consent of Licensor, which consent shall not be unreasonably withheld.

12.  Assignment.
     ----------

     (a) This Agreement may not be assigned by Licensee without the prior written consent of Licensor, which consent shall not be unreasonably withheld.

     (b) This Agreement may be assigned, in whole or in part, by Licensor upon not less than ten (10) days prior notice to Licensee.

13.  Relationship Between Parties.  This Agreement does not in any way create
     ----------------------------
the relationship of principal and agent between Licensor and Licensee, and in no circumstances shall Licensee be considered the agent of Licensor, or Licensor be considered the agent of Licensee.

Licensee shall not act or attempt to act or represent itself, directly or by implication, as the agent of Licensor, or in any manner construe or create or attempt to assume or create any obligation or make any contract, agreement, representation or warranty on behalf of or in the name of Licensor.

14.  Entire Agreement.  This Agreement contains the entire agreement between the
     ----------------
parties concerning the subject matter herein.

15.  Waivers and Amendments.  This Agreement shall not be modified except upon
     ----------------------
written agreement of the parties hereto. All amendments and other modifications hereof shall be in writing and signed by each of the parties hereto. The delay or failure by any party to insist, in any one instance or more, upon strict performance of any of the terms or conditions of this Agreement, or to exercise any right or privilege herein conferred shall not be construed as a waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect. All rights and remedies are cumulative.

16.  Representations and Warranties of Licensor.
     ------------------------------------------

     (a) Licensor knows of no adverse claims of ownership in the United
States of America to the Licensed Trademark or of any existing state of facts that would support a claim that use by Licensor of the Licensed Trademark in the United States of America infringes or otherwise violates any trademark right of any other person.

     (b) Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (c) The execution and delivery by Licensor of this Agreement, the performance and observance by Licensor of its obligations hereunder and the consummation by Licensor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Licensor. This Agreement has been duly executed and delivered by a duly authorized officer of Licensor and constitutes the valid and legally binding obligation of Licensor, enforceable against Licensor in accordance with its terms.

     (d) To Licensor's knowledge, no consents or agreements of any third party or governmental body are necessary for the execution, delivery, performance or observance by Licensor of its obligations under this Agreement.

17.  Representations and Warranties of Licensee.
     ------------------------------------------

     (a) Licensee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (b) The execution and delivery by Licensee of this Agreement, the performance and observance by Licensee of its obligations hereunder and the consummation by Licensee of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Licensee. This Agreement has been duly executed and delivered by a duly authorized officer of Licensee and constitutes the valid and legally binding obligation of Licensee, enforceable against Licensee in accordance with its terms.

     (c) To Licensee's knowledge, no consents or agreements of any third party or governmental body are necessary for the execution, delivery, performance or observance by Licensee of its obligations under this Agreement.

18.  Limitation.  Except as expressly set forth in Sections 16 and 17 herein,
     ----------
neither party makes any representation or warranty of any kind, express, implied, or statutory, including but not limited to warranties of merchantability and fitness for a particular purpose with respect to the license. Neither party shall be liable for consequential, indirect, or special damages, lost profits or similar measures of injury even if apprised of such risk, except in the case of willful misconduct.

19.  Indemnification.
     ---------------

     (a) Licensor shall indemnify and hold harmless Licensee, and its respective officers, directors, employees, representatives, agents or trustees, from any loss, liability, damages, costs, expense, claim, lien or other obligation, including reasonable attorney's fees, incurred by Licensee, to the extent arising from, relating to or otherwise in respect of the business of Licensor conducted prior to the date first set forth above, as a result of (i) actual or alleged trademark infringement, (ii) trademark dilution, (iii) unfair competition by virtue of passing off, (iv) false designation of origin, or (v) any other actual or alleged claim that is based on confusion as to origin, as a result of the Licensed Trademark.

     (b) Licensee shall indemnify and hold harmless Licensor, its officers, directors, agents and employees from any loss, liability, damages, costs, expense, claim, lien or other obligation, including reasonable attorney's fees, Licensor incurred as a result of any breach or non-performance of Licensee's obligations hereunder, or any act or default or omission of the Licensee arising out of or connected with the License hereby granted, or arising out of the manufacture, completion, assembly, marketing, advertising, selling, distribution, maintenance, servicing or other use of the Licensed Products and Services.

     (c) Licensor agrees to give Licensee written notice of any event or assertion of which it has knowledge concerning any loss, liability, damages, costs, expense, claim, lien or other obligation as to which it may request indemnification under this Agreement within sixty (60) days after acquiring such knowledge; provided, however, that failure to give such notice shall not affect Licensee's indemnification obligations hereunder except to the extent of any actual prejudice to Licensee caused thereby.

20.  Notices.  All notices, requests, demands and other communications hereunder
     -------
shall be given in writing and shall be: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c) sent to the parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by a major private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

     If to Licensor:    12300 Edison Way
                        Garden Grove
                        California 92841
                        U.S.A.

                        Attention  :   John Hui
                        Telephone  :   714-379-5599
                        Facsimile  :   714-379-5595

     with copies to:    White & Case,
                        9th Floor
                        Gloucester Tower
                        The Landmark
                        11 Pedder Street
                        Hong Kong

                        Attention  :   Eric S. Yoon
                        Telephone  :   852-2822-8700
                        Facsimile  :   852-2845-9070

     If to Licensee:    emachines, Inc.
                        14350 Myford Road, Suite #150
                        Irvine, CA  92606
                        U.S.A.

                        Attention  :   Stephen Dukker
                        Telephone  :   714-481-2828
                        Facsimile  :   714-505-5048

     with copies to:    TriGem Computer, Inc.
                        TriGem Computer Bldg.
                        45-2 Yoido-Dong,
                        Youngdeungpo-Ku Seoul, 150-110 Korea
                        P.O. Box Yoido 269

                        Attention  :    Paul Lee
                        Telephone  :    82-2-3774-4003
                        Facsimile  :    82-2-784-3362

     If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered on the day transmitted unless it is received after 5:00 p.m., California time, or on a day which is not a business day, in which case it shall be deemed delivered on the next business day after transmission (and sender shall bear the burden of proof of deliver); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any party may change its address for the purposes of this Agreement by giving notice thereof in accordance with this Section.

21.  Governing Law.  This Agreement shall be governed, construed and interpreted
     -------------
according to the internal laws of the State of California, excluding any choice of law rules. Each of Licensor and Licensee hereby expressly and irrevocably agrees and consents that any action, suit or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby that cannot be settled amicably through good faith discussions between Licensor and Licensee may be instituted and maintained in any state or federal court sitting in the Counties of Orange, Los Angeles, Santa Clara, or San Francisco of the State of California and, by execution of this Agreement, each of Licensor and Licensee expressly waives any objection that it may have now or hereafter to the venue or jurisdiction of any such action, suit or proceeding and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding and further waives a right to a jury trial of any claim or cause of action based upon or arising out of this Agreement.

22.  Severability.  The unenforceability or invalidity of any article, section,
     ------------
subsection or provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

23.  Counterparts.  This Agreement may be executed in one or more counterparts,
     ------------
none of which need contain the signature of more than one party hereto and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by an authorized representative as of the day and year first written above.

KOREA DATA SYSTEMS AMERICA, INC.

By:
   -------------------------
Title:
      ----------------------



EMACHINES, INC.

By:
   -------------------------
Title:
      ----------------------